Income Taxes - Provision for (Benefit from) Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current income tax provision:
Domestic	$ 2,306	$ 856	$ 1,019
Foreign	33,311	33,654	41,239
Total	35,617	34,510	42,258
Deferred income tax benefit:
Foreign	(12,646)	(65,347)	(61,889)
Total	(12,646)	(65,347)	(61,889)
Total income tax provision (benefit)	$ 22,971	$ (30,837)	$ (19,631)